                                                                    EXHIBIT 10.4



                                                                         ANNEX 1

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL DELIVERED TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.


                                CYBERCASH, INC.

                              WARRANT CERTIFICATE

                           Dated as of March 21, 1997

                       WARRANTS TO PURCHASE COMMON STOCK


                 CYBERCASH, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, CARNEGIE MELLON UNIVERSITY, or registered assigns, is the registered owner of 50,000 Warrants (the "Warrants"), each of which will entitle the registered owner thereof to purchase one share, as adjusted from time to time as provided in Section 7, of the Common Stock of the Company (the "Common Stock", each such share being a "Warrant Share" and all such shares being the "Warrant Shares") at the exercise price of $16.45 per share (herein, as adjusted from time to time as provided in Section 7 the "Exercise Price") on or before March 21, 2007 (the "Expiration Date"), all subject to the following terms and conditions:

                 SECTION 1. REGISTRATION. The Company shall register each Warrant, upon records to be maintained by the Company for that purpose, in the name of the record holder of such Warrant from time to time. The Company may deem and treat the registered holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the holder thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                 SECTION 2.  REGISTRATION OF TRANSFERS AND EXCHANGES.

                 (a) GENERAL. The Company shall register the transfer of any Warrants upon records to be maintained by the Company for that purpose, upon surrender of this Warrant Certificate, with the Form of Assignment attached hereto duly filled in and signed, to the Company at the office specified in or pursuant to Section 3(c). Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee and a new Warrant Certificate, in similar form, evidencing the remaining Warrants not so transferred, if any, shall be issued to the then registered holder thereof.

                 (b) WARRANTS EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof at the office of the Company specified in or pursuant to Section 3(c), for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by said holder hereof at the time of such surrender.

                 SECTION 3.  DURATION AND EXERCISE OF WARRANTS.

                 (a) DURATION. Warrants shall be exercisable by the registered holder thereof on any business day before 5:00 P.M., Pittsburgh time, on the Expiration Date. At 5:00 P.M., Pittsburgh time, on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

                 (b) EXERCISE. Subject to the provisions of this Warrant Certificate, including adjustments to the number of Warrant Shares issuable on the exercise of each Warrant and to the Exercise Price pursuant to Section 7, the holder of each Warrant on or prior to the Expiration Date shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such holder of a Warrant) at the Exercise Price one fully paid Warrant Share which is non-assessable. The Warrants represented hereby are being issued to CMU in connection with a License Agreement dated as of March 21, 1997 (the "License") between CMU, as licensor, and the Company, as licensee. For purposes of exercise, the Warrants shall be divided into 25,000 Class A Warrants and 25,000 Class B Warrants. Each class will become exercisable in five equal annual installments of 5,000 Warrant Shares, commencing on the first anniversary of the License, provided that the exercise of the Class B Warrants shall also be conditioned upon issuance of the "Patent" referred to in the License. If the Patent is not issued by the first anniversary of the License, then (i) the first installment of Class B Warrants will become exercisable upon issuance of the Patent and remaining installments shall then become exercisable on the succeeeding anniversaries of the License, and (ii) such first installment shall be in amount equal to the number of Warrants which would otherwise have become exercisable by such issuance date if the Patent had been issued by the first anniversary of the License.

                 (c) MANNER OF EXERCISE. Upon surrender of this Warrant Certificate, with the Form of Election to Purchase attached hereto duly filled in and signed, to the Company at its office at 2100 Reston Parkway, Suite 430, Reston, Virginia 22091, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered holder of the Warrants, and upon payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being exercised in lawful money of the United States of America, all as specified by the holder of this Warrant Certificate in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the registered holder of such Warrants, and in such name or names as such registered holder may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any person so designated to be named therein shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of such Warrants.

                 The "Date of Exercise" of any Warrant means the date on which the Company shall have received (i) this Warrant Certificate, with the Form of Election to Purchase attached hereto appropriately filled in and duly signed, and (ii) payment of the Exercise Price for such Warrant.

                 (d) PARTIAL EXERCISE. The Warrants evidenced by this Warrant Certificate shall be exercisable, either as an entirety or, from time to time, for part only of the number of Warrants evidenced by this Warrant Certificate. If less than all of the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company shall issue, at its expense, a new Warrant Certificate, in substantially the form of this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

                 SECTION 4. PAYMENT OF TAXES. The Company will pay all taxes attributable to the issuance of the Warrants and the Warrant Shares; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then existing registered holder of Warrants or an Affiliate of such registered holder. An "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.

                 SECTION 5. MUTILATED OR MISSING WARRANT CERTIFICATE. If this Warrant Certificate shall be mutilated, lost, stolen or destroyed, upon request by the registered holder of the Warrants the Company will issue, in exchange for and upon cancellation of the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate, in substantially the form of this Warrant Certificate, of like tenor and representing the equivalent number of Warrants, but, in the case of loss, theft or destruction, only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and, if requested by the Company, indemnity also satisfactory to it.

                 SECTION 6.  RESERVATION, LISTING AND ISSUANCE OF WARRANT
SHARES.

                 (a) GENERAL. The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares of Warrant Shares deliverable upon exercise of the Warrants. The Company will, at its expense, use its best efforts to cause such shares to be listed (subject to issuance or notice of issuance of Warrant Shares) on all stock exchanges on which the Common Stock is listed not later than the first anniversary of the License.

                 (b) ADJUSTMENT OF EXERCISE PRICE BELOW PAR VALUE. Before taking any action which could cause an adjustment pursuant to Section 7 reducing the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue at the Exercise Price as so adjusted Warrant Shares that are fully paid and non-assessable.

                 (c) STATUS OF WARRANT SHARES. The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Certificate, be (i) duly authorized, fully paid and non-assessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests created by the Company.

                 SECTION 7.  ADJUSTMENTS OF PRICE AND NUMBER OF WARRANT SHARES.

                 (a) GENERAL. The Exercise Price of each Warrant shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of such Exercise Price pursuant to this Section the holder of such Warrant shall thereafter prior to the Expiration Date thereof be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                 (b) ADJUSTMENT FOR CERTAIN SPECIAL DIVIDENDS. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, and otherwise than in Common Stock or any stock or securities convertible or exchangeable for Common Stock, the Exercise Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount per share of the Common Stock so declared as payable otherwise than out of earnings or earned surplus or, in the case of any other dividend, to the fair value per share of the Common Stock of the property so declared as payable otherwise than out of earnings or earned surplus, as determined, reasonably and in good faith, by the board of directors of the Company. For the purposes of the foregoing a dividend other than in cash shall be considered payable out of earnings or earned surplus (other than revaluation or paid-in-surplus) only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined, reasonably and in good faith, by the board of directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are determined.

                 (c) SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                 (d) ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case the Company (i) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or
(iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (f), the holder of this Warrant Certificate, upon the exercise of each Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such holder would have been entitled upon such consummation if such holder had so exercised such Warrant immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section 7).

                 (e) NOTICE OF ADJUSTMENT. Upon any adjustment of any Exercise Price, then and in each such case the Company shall promptly deliver a notice to the registered holder of the Warrants, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of each Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                 (f)  OTHER NOTICES.  In case at any time:

                 (A) the Company shall declare any cash dividend on its Common Stock;

                 (B) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                 (C) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                 (D) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus or dividends payable in Common Stock);

                 (E) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company's Common Stock), or sale of all or substantially all of its assets to, another corporation;

                 (F) there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Company; or

                 (G) the Company proposes to take any other action or an event occurs which would require an adjustment of the Exercise Price pursuant to subsection (i) of this Section 7;

then, in any one or more of said cases, the Company shall give written notice, addressed to the holder of this Warrant Certificate at the address of such holder as shown on the books of the Company, of (1) the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be. Such written notice shall be given at least twenty days prior to the action in question and not less than twenty days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.





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                 (g)  CERTAIN EVENTS.  If any event occurs as to which the
other provisions of this Section 7 are not strictly applicable but the lack of any adjustment would not fairly protect the purchase rights of the holder of this Warrant Certificate in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant Certificate in accordance with the basic intent and principles of such provisions, then at the request of the holder the Company shall appoint a firm of independent certified public accountants of recognized national standing reasonably satisfactory to the holder, which shall give their opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established in the other provisions of this Section 7, necessary to preserve, without dilution, the exercise rights of the registered holder of this Warrant Certificate. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

                 SECTION 8. NO STOCK RIGHTS. No holder of this Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise of Warrants shall have occurred.

                 SECTION 9.  FRACTIONAL WARRANTS AND FRACTIONAL WARRANT SHARES.

                 (a) FRACTIONAL WARRANTS. The Company shall not be required to issue fractions of Warrants or to distribute any Warrant Certificate which evidences fractional Warrants, nor shall the Company be required to make any cash adjustment in respect of a fractional interest in a Warrant, but any person or entity entitled to a fractional interest in a Warrant may elect, during such period of time (not less than 20 or more than 90 days from the date such person or entity first becomes entitled to such fractional interest in a Warrant) as the Company shall determine, to purchase the additional fractional interest required to make up a full Warrant or to sell the fractional interest to which such person or entity is entitled. Such election shall be made on a form to be provided for such purpose by the Company. If such election is not made in the time prescribed by the Company, the fractional interest to which such person or entity is entitled shall be sold to a third party or retained as a treasury share. Upon any sale the Company shall promptly deliver to the holder of such fractional interest the proportional amount of the proceeds of such sale attributable to such holder's fractional interest. Such purchase or sale shall be effected in the manner set forth in subsection (c) of this
Section 9 by the Company, acting as agent for the person or entity entitled to such fractional interest. For purposes of subsection (c) of this Section 9, the purchase or sale price of a fractional interest of a Warrant shall be the purchase or sale price for the Common Stock that would, except for the provisions of this Section, be issuable upon the exercise of such fractional interest.

                 (b) FRACTIONAL WARRANT SHARES. The Company shall not be required to issue fractions of Warrant Shares upon exercise of the Warrants or to distribute certificates which evidence fractional Warrant Shares, nor shall the Company be required to make any cash adjustment in respect of a fractional interest in a Warrant Share, but any person or entity entitled to a fraction of a Warrant Share upon exercise of any Warrant may elect, during such period of time (not less than 20 or more than 90 days from the date such person or entity first becomes entitled to such fractional interest in a Warrant

Share) as the Company shall determine, to purchase the additional fractional interest required to make up a full Warrant Share or to sell the fractional interest to which such person or entity is entitled. Such election shall be made on a form to be provided for such purpose by the Company. If such election is not made within the time prescribed by the Company, the fractional interest to which such person or entity is entitled will be sold to a third party or retained as a treasury share. Upon any sale the Company shall promptly deliver to the holder of such fractional interest the proportional amount of the proceeds of such sale attributable to such holder's fractional interest. Such purchase or sale shall be effected in the manner set forth in subsection (c) of this Section 9 by the Company, acting as agent for the person or entity entitled to such fractional interest.

                 (c) CERTAIN PROCEDURES APPLICABLE TO PURCHASE AND SALE OF FRACTIONAL INTERESTS. The Company shall bill each person or entity entitled to a fractional interest in Warrants or Warrant Shares for the cost of any additional fractional interest purchased by the Company as agent for such person or entity or shall remit to such person or entity the proceeds of the sale of any fractional interest sold by it as such agent. In the case of a purchase, the Company may sell the Warrant or Warrant Share to which such person or entity is entitled if payment is not received by the Company within 30 days after the mailing of such bill and, after deducting the amount of such bill and other appropriate charges, shall remit the balance, if any, to such person or entity. Fractional interests shall be non-transferable except by or to the Company acting as herein authorized. The Company may purchase or sell a fractional interest for an amount equal to the current value of such fractional interest computed on the basis of the Market Price on the Date of Exercise of the related Warrant. Purchases and sales of fractional interests by the Company may, in its sole discretion, be set off one against the other on the basis of the Market Price on the date of setoff.

                 SECTION 10.  REGISTRATION OF WARRANTS AND WARRANT SHARES.

                 (a) NO REGISTRATION UNDER SECURITIES ACT. Neither the Warrants nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (such Act, or any similar Federal statute then in effect, being the "Act").

                 The holder of this Warrant Certificate, by acceptance hereof, represents that it is acquiring the Warrants to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate any Warrants or any Warrant Shares unless a registration statement is effective for such Warrants or Warrant Shares under the Act or in the opinion of such holder's counsel (a copy of which opinion shall be delivered to the Company) such transaction is exempt from the registration requirements of the Act.

                 The Company will use its best efforts to comply with the reporting requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934 (whether or not is shall be required to do so pursuant to such Sections) and will use its best efforts to comply with all other public information reporting requirements of the Securities and Exchange Commission (such Commission or any successor to any or all of its functions being the "Commission") (including, without limitation, Rule 144 promulgated by the Commission under the Act) from time to time in effect and relating to the availability of an exemption from the Act for sale of restricted securities. The Company also will cooperate with the holder of this Warrant Certificate and with each holder of any Warrant Shares in supplying such information as may be necessary for any such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Act for the sale of restricted securities.

                 (b) "PIGGYBACK" REGISTRATION. Whenever the Company proposes to file under the Act a registration statement relating to any of its Common Stock (other than a registration statement required to be filed in respect of employee benefit plans of the Company on Form S-8 or any similar form from time to time in effect or pursuant to subsection (c) of this Section), the Company shall at least fifteen days prior to such filing give effective written notice of such proposed filing to the registered holder of each Warrant or Warrant Share. Upon receipt by the Company not more than fifteen days after such effective notice of a written request or written requests from one or more of such holders for registration of Warrant Shares, the Company shall include in such offering the Warrant Shares as to which such holder or holders request such inclusion, on terms and conditions comparable to those of the securities offered on behalf of the Company.

                 (c) DEMAND REGISTRATION. Whenever one or more registered holders of Warrants or Warrant Shares shall make a written request to the Company to register under the Act Warrant Shares either issuable upon exercise of such Warrants or held by such holder or holders and the aggregate number of Warrant Shares so requested to be registered represents, as of the date of such request, at least 51% of the total of the Warrant Shares issuable upon exercise of outstanding Warrants and Warrant Shares issued and outstanding, the Company within five days after such request is effective shall promptly give written notice of such request to all registered holders of outstanding Warrants or Warrant Shares other than the holder or holders making such request, such notice stating the estimated approximate date of filing such registration statement, and shall thereupon promptly use its best efforts to register the Warrant Shares of or pertaining to the holder or holders making such request and each other holder of Warrants or Warrant Shares from whom written request for registration is effective or received on or before the later to occur of
(A) the twentieth day after the effective date of such notice by the Company or
(B) the thirtieth day prior to the estimated date of filing specified in such notice; provided, that the Company shall not be required to effect more than two registration statements pursuant to subsections (b) and (c) of this Section 10.

                 (d) OTHER PROVISIONS RELATING TO REGISTRATION RIGHTS. In connection with any registration pursuant to this Section:

                 (i) COOPERATION WITH UNDERWRITERS. Upon the request of the registered holder of any Warrant or Warrant Shares participating in such registration, the Company will cooperate with any underwriters for such holder, including, without limitation, providing such information, certificates, comfort letters of accountants and opinions of counsel as may be reasonably requested by such underwriters.

                 (ii) DURATION OF EFFECTIVENESS OF THE REGISTRATION STATEMENT. The Company shall not be required to maintain the effectiveness of any registration statement under subsection (b) or (c) of this Section for a period in excess of six months or, in the case of any registration statement under subsection (b) or (c) of this Section filed on a Form S-3 Registration Statement under the Act, for a period in excess of twelve months, or in the case of an underwritten offering, such longer period as may be required by the Act to enable the underwriters to complete such offering.

                 (iii) CERTAIN DOCUMENTS TO BE PROVIDED BY THE COMPANY. The Company will furnish to each holder of Warrants or Warrant Shares (A) at least seven days prior to the filing thereof with the Commission, a copy of the registration statement in the form in which the Company proposes to file the same with the Commission and, not later than the effective date thereof, a copy of any and all amendments to such registration statement, (B) within five days of the filing thereof with the Commission, a copy of any and all post-effective amendments to such registration statement, and (C) at the request of any such holder and, in the case of a registration pursuant to subsection (c) of this Section, the Warrantholders' Managers (as defined below), a reasonable number of copies of a preliminary prospectus and a final prospectus (each of which shall, as of their respective dates, comply with Section 10 of the Act and shall not, as of such dates, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make statements therein not misleading) covering the offering and sale by such holders of the Warrant Shares to be covered thereby as aforesaid.

                 (iv) STOP ORDER. The Company will advise each of such holders of the entry of any stop order suspending the effectiveness of such registration statement or of the initiation of any proceeding for that purpose, and, if such stop order should be entered, use its best efforts promptly to cause such stop order to be lifted or removed.

                 (v) REQUIRED AMENDMENTS AND SUPPLEMENTS TO THE REGISTRATION STATEMENT. For such period of time (not exceeding the maximum period of time for which the Company is required to maintain the effectiveness of such registration statement) as any of such holders may be required by law to deliver a prospectus in connection with a sale of any Warrant Shares pursuant to such registration statement, if any event shall occur as a result of which it is necessary to amend or supplement the prospectus forming a part of such registration statement in order to correct an untrue statement of a material fact, or an omission to state a material fact necessary to make statements therein, in the light of the circumstances existing when such prospectus is delivered to a purchaser, not misleading or if it is necessary to amend or supplement such prospectus to comply with any law, the Company will forthwith prepare and furnish to each of such holders and, in the case of a registration pursuant to subsection (c) of this Section, the Warrantholders' Managers, a reasonable number of amended or supplemented prospectuses so that statements in the prospectuses as so amended or supplemented will not, in the light of the circumstances then existing, be misleading, or so that such prospectuses will comply with law.

                 (vi) UNDERWRITING AGREEMENT. At any time prior to the filing of a registration statement pursuant to subsection (c) of this Section, the holders of Warrants or Warrant Shares making or joining in a request for such registration may select an investment banker or bankers (collectively, the "Warrantholders' Managers") which shall be satisfactory to the Company, and the offering pursuant to such registration statement shall be made through the Warrantholders' Managers. The Company shall enter into an underwriting agreement in customary form with the Warrantholders' Managers and will indemnify the Warrantholders' Managers, their officers and directors, and each person, if any, who controls the Warrantholders' Managers within the meaning of the Act to the same extent as hereinafter provided with respect to the holders of Warrant Shares requesting such registration.

                 (vii) BLUE SKY COMPLIANCE. The Company will use its best efforts to qualify, file or register the Warrant Shares being registered under the securities laws of such states of the United

         States of America as may be reasonably designated by the holders of Warrants or Warrant Shares or by the Warrantholders' Managers and to obtain the consent, authorization or approval of any governmental agency (other than any such consent, authorization or approval required under any statute or regulation applicable to any such holders and not applicable to investors generally) required in connection with the issuance of the Warrant Shares being registered or in order that such holders may publicly sell the Warrant Shares covered by such registration statement.

                 (viii) EXPENSES. All fees, disbursements and expenses incurred by the Company in connection with the registration pursuant to subsection (b) or (c) of this Section, and all reasonable fees and disbursements of one counsel for the holders of Warrants or Warrant Shares, shall be borne by the Company, including, without limitation, all registration and filing fees, all costs of preparation and printing (in such quantities as the holders of Warrants or Warrant Shares, or the Warrantholders' Managers, may reasonably request) of any registration statement and related prospectus and any amendments or supplements thereto, all fees and disbursements of counsel for the Company, the expenses of complying with applicable securities or blue sky laws, and all costs in connection with the preparation and delivery of such legal opinions, auditors' comfort letters or other closing documents as the holders of Warrants or Warrant Shares, or as the Warrantholders' Managers, shall reasonably request. All underwriting commissions and expenses of the Warrantholders' Managers shall be allocated among the holders of Warrants or Warrant Shares pro rata according to the number of Warrant Shares being registered by each such holder or in such other manner as such holders may agree.

                 (ix) INDEMNITY. The Company will indemnify and hold harmless each holder of Warrants or Warrant Shares and any underwriter (as defined in the Act) for such holder and each person or entity, if any, who controls such holder or underwriter within the meaning of the Act, against any losses, claims, damages, liabilities, costs or expenses, joint or several, or actions in respect thereof to which such holder or underwriter or controlling person or entity may become subject under the Act, or otherwise, insofar as such losses, claims, damages, liabilities, costs, expenses or actions in respect thereof arise out of, or are based upon, or are related to, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Warrant Shares of or pertaining to such holder were registered under the Act, any preliminary prospectus, amended preliminary prospectus, or final prospectus contained therein, or any amendment or supplement thereto, or arise out of, or are based upon, or are related to, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder or underwriter or controlling person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that to the extent that any such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said amended preliminary prospectus or said final prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company in an instrument duly executed by such holder or by any underwriter for such holder specifically for use in the preparation thereof, the Company will not be so liable to such holder or underwriter.

                 SECTION 11. NOTICES. All notices, requests, demands and other communications relating to this Warrant Certificate shall he in writing, including by telex, telegram or cable, addressed, if to the registered owner hereof, to it at the address furnished by the registered owner to the Company, and if to the Company, to it at 2100 Reston Parkway, Suite 430, Reston, VA 22091, Attention: Chief Financial Officer, or to such other address as any party shall notify the other party in writing, and shall be effective, in the case of written notice by mail, three days after placement into the mails (first class, postage prepaid), and in the case of notice by telex, telegram or cable, on the same day as sent.

                 SECTION 12. BINDING EFFECT. This Warrant Certificate shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the registered holder or holders from time to time of the Warrants and the Warrant Shares. Without limiting the generality of the foregoing, such registered holder or holders from time to time shall be entitled to the rights and benefits of Section 7 and Section 10.

                 SECTION 13. SURVIVAL OF RIGHTS AND DUTIES. This Warrant Certificate shall terminate and be of no further force and effect on the earlier of 5:00 P.M., Pittsburgh time, on the Expiration Date or the date on which all of the Warrants have been exercised, except that the provisions of Sections 4, 6(c), and 10 shall continue in full force and effect after such termination date.

                 SECTION 14. GOVERNING LAW. This Warrant Certificate shall be construed in accordance with and governed by the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed under its corporate seal by its officer(s) thereunto duly authorized as of the date hereof.

                                        CYBERCASH, INC.


[CORPORATE SEAL]                        By:     /s/   Bruce G. Wilson
                                           -----------------------------
                                        Name:   Bruce G. Wilson
                                        Title:  Executive Vice President


                                        ATTEST:



                                        /s/  Russell B. Stevenson, Jr.
                                        --------------------------------
                                        Secretary

                          FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)


To CyberCash, Inc.:


                 The undersigned hereby irrevocably elects to exercise ____________ Warrants evidenced by the foregoing Warrant Certificate for, and to purchase thereunder, _____________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_______ in cash, as provided for in the foregoing Warrant Certificate) and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

                 The undersigned requests that certificates for such shares be issued in the name of

                                        PLEASE INSERT SOCIAL SECURITY OR TAX
                                        IDENTIFICATION NUMBER:

                                        ----------------------------------------

--------------------------------------------------------------------------------
 (Please print name and address)




--------------------------------------------------------------------------------

                 If said number of warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to


--------------------------------------------------------------------------------
                       (Please print name and address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:  __________, 19__                Name of
                                        Holder (Print):
                                                       -------------------------


                                        (By:)
                                             -----------------------------------
                                             (Title:)

                               FORM OF ASSIGNMENT


                 FOR VALUE RECEIVED, _________________________________________
________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said warrants:


NAME OF ASSIGNEE                     ADDRESS                  NUMBER OF WARRANTS





                 If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.


                                        Name of
                                        Holder (Print):
                                                       -------------------------



Dated:  __________, 19__                (By:)
                                             -----------------------------------
                                             (Title:)